First Quarter 2006 Financial Review and Analysis (Unaudited) April 25, 2006 Exhibit 99.2

Forward-Looking Statements Certain information presented in this document may constitute "forward-looking" statements. These statements are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions; foreign exchange rates; worldwide and local economic conditions; selling prices; impact of legal proceedings, including the U.S. Department of Justice ("DOJ") criminal investigation, as well as the European Commission ("EC"), Canadian Department of Justice, and Australian Competition and Consumer Commission investigations, into industry competitive practices and any related proceedings or lawsuits pertaining to these investigations or to the subject matter thereof (including purported class actions seeking treble damages for alleged unlawful competitive practices, and purported class actions related to alleged disclosure violations pertaining to alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation, as well as a likely fine by the EC in respect of certain employee misconduct in Europe); impact of potential violations of the U.S. Foreign Corrupt Practices Act based on issues in China; impact of epidemiological events on the economy and the Company's customers and suppliers; successful integration of acquired companies, financial condition and inventory strategies of customers; development, introduction and acceptance of new products; fluctuations in demand affecting sales to customers; and other matters referred to in the Company's SEC filings. The Company believes that the most significant risk factors that could affect its ability to achieve its stated financial expectations in the near-term include (1) potential adverse developments in legal proceedings and/or investigations regarding competitive activities, including possible fines, penalties, judgments or settlements; (2) the impact of economic conditions on underlying demand for the Company's products; (3) the impact of competitors' actions, including expansion in key markets, product offerings and pricing; (4) the degree to which higher raw material costs can be passed on to customers through selling price increases (and previously implemented selling price increases can be sustained), without a significant loss of volume; and (5) the ability of the Company to achieve and sustain targeted cost reductions. The financial information presented in this document represents preliminary, unaudited financial results. Slide 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP measures as defined by SEC rules. As required by these rules, we have provided a reconciliation of non-GAAP measures to the most directly comparable GAAP measures, which have been included with the financial statements accompanying the earnings news release for the quarter. The information in this document has been furnished (not filed) under Form 8-K with the SEC and is posted at the Investors section of our Web site. (See Attachments A-3 and A-4 to the news release financial statements.) Slide 3

Overview While currency translation drove a modest decline in reported sales, the combination of higher volume, as well as improvements in gross profit margin, operating expense ratio, and the tax rate, delivered a 19% increase in GAAP E.P.S. (continuing operations), or 21% increase before restructuring charges and other items Unit volume before product line divestitures and exited private label business grew roughly 2 points faster than Q4 (adjusted for prior year comparison issues in the preceding quarter) The year-on-year volume decline for the North American roll materials business showed sequential improvement, notwithstanding our implementation of another round of price increases during the quarter to offset ongoing raw material and energy-related inflation The difference between Q1 results and the Company's medium-term organic sales growth target of 4% - 6% is entirely explained by the price-related share loss in North America As we reach the anniversary of this share loss and decision to exit certain private label business, we expect to be in line with our target for top-line growth Further, with pricing actions largely behind us, we expect our service and product advantages to once again drive share gain domestically for our roll materials business In light of these considerations, we anticipate 2 to 3 points of improvement in underlying unit volume over the next few quarters Compared to a year ago, selling prices were up approx. $12 mil., vs. material cost and energy-related increases of approx. $25 mil. On track with implementation of previously announced restructuring actions; expect these actions to yield annualized savings of $80 to $90 mil. when completed

Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 0.08 0.04 0.008 0.044 0.066 0.045 0.082 0.071 0.065 0.022 0.01 -0.011 0 0.016 0.04 0 Sales Trend (continuing operations) Acquisitions, Net of Divestitures 0.4% 0.6% 0.3% 0.0% (0.3)% Price/Mix + 2% + 2% + 2% + 1% + 1% Currency 2.9% 3.2% 0.8% (0.6)% (2.7)% Reported Growth 8.0% 7.1% 2.0% (4.5)% (0.4)% Adj. Organic Growth(2) 5.3% 3.5% 0.9% 0.7% 3.0% Core Volume Growth (estimate) (1) Actual unit volumes down 4.6% vs. prior year, due to extra week of sales, pre-buy activities, and timing of holidays; graph demonstrates trend adjusted for these year-on-year comparison issues. (2) Sales growth excluding impact of foreign currency translation, acquisition and divestitures, and year-on-year comparison issues (e.g., extra week of sales, pre-buy activities, decision to exit certain private label business). Q1-05 Q2-05 Q3-05 Q4-05 Q1-06

Gross Profit Margin (Total Company) 26.6% 26.2% 27.8% Operating Margin*: Pressure-Sensitive Materials 8.9% 9.0% 8.6% Office and Consumer Products 15.3% 12.6% 22.4% Retail Information Services 6.8% 3.7% 8.0% Other Specialty Converting 3.3% 2.6% 1.7% Total Company 8.3% 7.3% 9.4% Impact of RFID on reported margin: (0.6)% (0.5)% (0.7)% Total Company Excluding RFID 8.9% 7.8% 10.1% * Earnings before interest and taxes, excluding restructuring and asset impairment charges and other items detailed in Attachments A-3 and A-4 of financial tables. Margin Analysis (continuing operations) Q1-06 Q1-05 Q4-05

Key Factors Impacting Margin Gross profit margin increased 40 basis points compared with prior year to 26.6% Improvement from productivity gains, as well as inventory write-offs in prior period (over 200 b.p. combined), were offset by: Material cost and energy-related inflation in excess of associated selling price increases (est. 120 b.p. impact) Margin compression effect associated with selling price pass- through of raw material inflation Sequential decline (120 b.p.) reflects unfavorable segment mix (80 b.p.), higher energy costs (20 b.p.), and reduced fixed cost leverage Marketing, general and administrative (MG&A) expense ratio improved 60 basis points compared with prior year to 18.3% Absolute MG&A spending decreased by $10 mil. vs. prior year Currency translation accounts for half of decline Balance reflects productivity improvements and tight spending controls which more than offset $13 mil.+ of higher cost related to stock options and other employee-related expenses, as well as increased IT spending Sequentially, MG&A expense ratio was unchanged

Stock Option Expense Stock Option Expense

Raw Material Update Paper-based commodities represent largest category of raw materials, representing approx. 45-50% of total spend Large share of raw material purchases tied to oil based commodities: Plastic films and resins - polypropylene, polyethylene, polyester, and vinyls, among others - represent approx. 25% of total spend Chemicals represent approx. 15% of total spend Anticipate raw material inflation of approximately 2% in 2006 ($50 to $60 million), slightly higher than previous forecast Assumes moderation of current inflation impacting oil-based commodities Recently implemented and anticipated price increases are expected to cover higher costs

Restructuring Summary (Continuing Operations)

PRESSURE-SENSITIVE MATERIALS Reported sales of $787 mil., approximately even with prior year Unit volume growth and positive contribution from price and mix were offset by a negative impact from currency translation, primarily the Euro Organic sales growth of approx. 3% (vs. adj. 1% in Q4-05) Change in sales for roll materials business by region, adjusted for the effect of currency translation: Low single-digit decline in North America, where benefit of price increases was more than offset by a decline in volume. Volume decline was primarily driven by the variable information segment within the region, as the higher margin films segment continued to deliver solid growth Mid single-digit growth in Europe Double-digit growth in Asia Mid single-digit decline in Latin America Graphics & Reflective business grew at high single digit rate before currency Excluding restructuring and asset impairment charges, as well as gain on sale of assets in the prior year, operating margin declined 10 basis points to 8.9% Benefits from restructuring and other productivity efforts were more than offset by higher raw material and energy-related costs in excess of associated selling price increases, transition costs related to restructuring actions, and the introduction of stock option expense Q1-2006 Segment Overview

Q1-2006 Segment Overview (continued) OFFICE AND CONSUMER PRODUCTS Reported sales of $240 mil., down approx. 7% compared with prior year Sales decline due in roughly equal measure to the negative impact from currency translation, the divestiture of filing product lines in Europe, and the decision to exit certain private label business in the U.S. Adjusted organic sales decline of approx. 1% Excluding restructuring charges and 2005 transition costs associated with a plant closure, operating margin increased by 270 basis points to 15.3%. Improvement reflected productivity improvement efforts implemented over the past year, as well as an increase in reserves related to a new product launch that negatively impacted the prior year Operating margin in Q1-06 quarter was negatively impacted by the introduction of stock option expense and transition costs associated with European product line divestitures

Q1-2006 Segment Overview (continued) RETAIL INFORMATION SERVICES Reported sales of $165 mil., up 5% compared with prior year Increase primarily due to core unit volume growth Modest benefit from small acquisition last year was more than offset by currency translation Organic sales growth of approx. 6% Excluding restructuring and asset impairment charges, operating margin increased by 310 basis points to 6.8% Improvement reflects productivity initiatives, including movement of manufacturing from higher cost Hong Kong facility into lower cost operations in mainland China, as well as benefits from restructuring and spending controls; 2006 results were negatively impacted by stock option expense OTHER SPECIALTY CONVERTING Reported sales of $145 mil., up approx. 3% compared with prior year Organic sales growth of approx. 5% Operating margin increased by 70 basis points to 3.3%, reflecting restructuring savings and other productivity improvement efforts which more than offset higher energy-related costs and stock option expense

First Quarter Balance Sheet and Cash Flow Millions, except as noted 2006 2005 Cash flow from operations(1) $ 21.7 $ (2.7) Payment for capital expenditures $ 51.5 $ 43.9 Payment for software $ 8.8 $ 4.9 Free Cash Flow(2) $(38.6) $(51.5) Dividends $ 42.8 $ 41.9 Total debt to total capital 41.2% 44.4% (1) Impact of extra week in Q4-04 shifted an estimated $70 mil. of cash out of 2005 into 2004; Q1-06 cash flow from operations was negatively impacted by a $25 mil. contribution to U.S. pension plan (2) Cash flow from operations less payment for capital expenditures and software (1) Impact of extra week in Q4-04 shifted an estimated $70 mil. of cash out of 2005 into 2004; Q1-06 cash flow from operations was negatively impacted by a $25 mil. contribution to U.S. pension plan (2) Cash flow from operations less payment for capital expenditures and software (1) Impact of extra week in Q4-04 shifted an estimated $70 mil. of cash out of 2005 into 2004; Q1-06 cash flow from operations was negatively impacted by a $25 mil. contribution to U.S. pension plan (2) Cash flow from operations less payment for capital expenditures and software (1) Impact of extra week in Q4-04 shifted an estimated $70 mil. of cash out of 2005 into 2004; Q1-06 cash flow from operations was negatively impacted by a $25 mil. contribution to U.S. pension plan (2) Cash flow from operations less payment for capital expenditures and software (1) Impact of extra week in Q4-04 shifted an estimated $70 mil. of cash out of 2005 into 2004; Q1-06 cash flow from operations was negatively impacted by a $25 mil. contribution to U.S. pension plan (2) Cash flow from operations less payment for capital expenditures and software

2006 Earnings Guidance: Key Considerations Factors contributing to earnings growth: Improvement in underlying growth rate... projecting reported revenue growth (continuing operations) of 2-3% Volume up 2-3%, net of 2 points loss from product line divestitures and other offsets Price/mix expected to add 1% Currency translation at current rates will reduce growth by 1% Estimated $35 to $40 mil. in pre-tax restructuring savings, net of transition costs Reduction in pre-tax loss from development of RFID business of $2 - $7 mil. Offsetting factors: After-tax stock option expense of $0.12 per share Incremental after-tax pension expense (related to discount rate) of $0.04 per share Reinvestment of portion of restructuring savings (e.g., incremental marketing spend of $10 to $15 mil. to support growth of Printable Media products) Higher effective tax rate

2006 Earnings Guidance Key Assumptions: Reported revenue up 2% to 3%, including -1% impact from currency Raw material inflation of approximately 2% in 2006 ($50 to $60 million) Operating margin (incl. RFID and stock option expense) of 9% to 10% Interest expense of $55 to $60 million Tax rate in the range of 20% to 23% Earnings per share before restructuring charges: $3.55 to $3.80 (updated April 25, 2006) Current estimate for full year restructuring charges: $0.09 to $0.13 per share (subject to upward revision as planning continues)